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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: April 1, 2005

                 Date of earliest event reported: March 31, 2005


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                  75-2217002
      (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                   Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                   79065
 (Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                     UNITED MEDICORP, INC. AND SUBSIDIARIES



Item 2.02 Results of Operations and Financial Condition

     A copy of the press release issued by United Medicorp, Inc. on March 31, 2005, describing its results of operations for the quarter and year ended December 31, 2004, is attached hereto as exhibit 99.1 and incorporated herein by reference. The press release is also being furnished pursuant to Item 7.01 Regulation FD Disclosure.

Item 7.01 Regulation FD Disclosure

     See Item 2.02 Results of Operations and Financial Disclosure

Item 9.01  Financial Statements and Exhibits

     (c.)    Exhibits

     EXHIBIT
     NUMBER                  DESCRIPTION OF EXHIBIT
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      99.1              Press Release dated March 31, 2005


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              UNITED MEDICORP, INC.
                                  (Registrant)



By:  /s/ Nathan Bailey                               Date: April 1, 2005
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     Nathan Bailey
     Vice President and Controller
     (Principal Accounting Officer)



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